UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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EnergySolutions, Inc.
(Name of Registrant as Specified In Its Charter)

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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

(Amendment No.1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 4, 2013

EnergySolutions, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-33830 (Commission File Number)	51-0653027 (I.R.S. Employer Identification No.)

423 West 300 South Suite 200 Salt Lake City, Utah (Address of Principal Executive Offices)	84101 (Zip Code)

(801) 649-2000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2b)

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c)

Item 7.01         Regulation FD Disclosure.

This amendment on Form 8-K/A amends the Form 8-K filed on April 1, 2013 with the Securities and Exchange Commission and is being filed for the purpose of correcting an error contained on Slide 9 of the Exhibit 99.1 — EnergySolutions Investor Presentation regarding the attribution of the quote from February 27, 2011 appearing on that slide. In the EnergySolutions Investor Presentation furnished with the Form 8-K, the quote was attributed to Al Kaschalk of Wedbush, but the quote is correctly attributed to Charles Fishman of Pritchard. There are no other changes to either the body of the Form 8-K or to Exhibit 99.1 thereto.

A copy of the corrected investor presentation is attached as Exhibit 99.1 hereto and is furnished herewith.

The information in this Item 7.01 of this Form 8-K and the exhibit attached hereto are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as may be expressly set forth by specific reference in such filing.

Item 9.01         Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit
99.1	EnergySolutions Investor Presentation, dated April 2013

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ENERGYSOLUTIONS, INC.

	By:	/s/ Russ Workman
	Name:	Russ Workman
	Title:	General Counsel
Date: April 4, 2013

3

Exhibit 99.1

Investor Presentation April 2013

This communication, and all statements made regarding the subject matter of this communication, contain statements that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements are based on the current expectations and beliefs of EnergySolutions and are subject to a number of risks, uncertainties and assumptions that could cause actual results to differ materially from those described in the forward-looking statements. Any statements that are not statements of historical fact (such as statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should be considered forward-looking statements. Among others, the following risks, uncertainties and other factors could cause actual results to differ from those set forth in the forward-looking statements: (i) the risk that the Merger may not be consummated in a timely manner, if at all; (ii) the risk that the Merger Agreement may be terminated in circumstances that require EnergySolutions to pay Energy Capital Partners Management II, LP or its designee a termination fee of up to $13,600,000, including the inability to complete the Merger due to the failure to obtain stockholder approval for the Merger or the failure to satisfy other conditions to completion of the Merger; (iii) risks related to the diversion of management’s attention from EnergySolutions’ ongoing business operations; (iv) risks regarding the failure of Energy Capital Partners to obtain the necessary financing to complete the Merger; (v) the effect of the announcement of the acquisition on EnergySolutions’ business relationships (including, without limitation, partners and customers), operating results and business generally as well as the potential difficulties in employee retention as a result of the Merger; (vi) risks related to obtaining the requisite consents to the acquisition, including, without limitation, the timing (including possible delays) and receipt of regulatory approvals from various governmental entities (including any conditions, limitations or restrictions placed on these approvals) and the risk that one or more governmental entities may deny approval; (vii) risks related to the outcome of any legal proceedings that have been, or will be, instituted against EnergySolutions related to the Merger Agreement; and (viii) risks related to the effects of local and national economic, credit and capital market conditions on the economy in general. Additional risk factors that may affect future results are contained in EnergySolutions’ filings with the SEC, which are available at the SEC’s website http://www.sec.gov. Because forward-looking statements involve risks and uncertainties, actual results and events may differ materially from results and events currently expected by EnergySolutions. EnergySolutions and Energy Capital Partners expressly disclaim any obligation or undertaking to update or revise any forward-looking statements contained herein to reflect any change of expectations with regard thereto or to reflect any change in events, conditions or circumstances. Cautionary Statements

# Notice To Investors

ENERGYSOLUTIONS

In connection with the proposed acquisition of Energy*Solutions* by affiliates of Energy Capital Partners, Energy*Solutions* has filed a proxy statement with the Securities and Exchange Commission (the "SEC") on March 15, 2013. Additionally, Energy*Solutions* will file other relevant materials with the SEC in connection with the proposed acquisition of Energy*Solutions* by Energy Capital Partners pursuant to the terms of the Merger Agreement. **Investors and security holders of Energy*Solutions* are urged to read these documents (if and when they become available) and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information about Energy*Solutions*, the proposed Merger and the parties to the proposed transaction.** Investors and security holders may obtain these documents (and any other documents filed by Energy*Solutions* and Energy Capital Partners with the SEC) free of charge at the SEC's website at http://www.sec.gov. In addition, the documents filed with the SEC by Energy*Solutions* may be obtained free of charge by directing such request to: Energy*Solutions* Investor Relations at 1-801-649-2000 or from the investor relations website portion of Energy*Solutions*' website at http://www.ir.energysolutions.com. Investors and security holders are urged to read the proxy statement and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed merger.

Energy*Solutions*, Energy Capital Partners and their respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies from Energy*Solutions*' stockholders in respect of the proposed acquisition. Information regarding Energy*Solutions*' directors and executive officers is contained in Energy*Solutions*' Annual Report on Form 10-K for the year ended December 31, 2012, its proxy statement for its 2012 Annual Meeting of Stockholders, dated May 23, 2012, and subsequent filings which Energy*Solutions* has made with the SEC. Stockholders may obtain additional information about the directors and executive officers of Energy*Solutions* and their respective interests with respect to the proposed acquisition by security holdings or otherwise, which may be different than those of Energy*Solutions*' stockholders generally, by reading the definitive proxy statement and other relevant documents regarding the proposed acquisition, when filed with the SEC. Each of these documents is, or will be, available as described above.

# Non-GAAP Financial Information

ENERGYSOLUTIONS

Energy*Solutions* does not, as a matter of course, publicly disclose projections of future revenue, earnings or other financial performance of the type disclosed below.

These historical financial data, financial projections and financial forecasts were not prepared with a view toward public disclosure or compliance with published guidelines of the SEC or the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information, the IFRS or U.S. GAAP and do not, and were not intended to, act as public guidance regarding Energy*Solutions*' future financial performance. Ernst & Young LLP, Energy*Solutions*' independent registered public accounting firm, has not examined or compiled or performed any procedures on any of the historical financial data or financial projections, expressed any conclusion or provided any form of assurance with respect to the historical financial data or financial projections and, accordingly, assumes no responsibility for them. The inclusion of this information in this presentation should not be regarded as an indication that Energy*Solutions* or any recipient of this information considered, now considers or will consider this information to be necessarily predictive of future results. Energy*Solutions* does not intend to update or otherwise revise the historical financial data or financial projections to correct any errors existing in such historical financial data or financial projections when made, to reflect circumstances existing after the date when made or to reflect the occurrence of future events even in the event that any or all of the assumptions underlying the historical financial data or financial projections are shown to be in error.

Although presented with numerical specificity, the financial projections and forecasts included in this presentation are based on numerous estimates, assumptions and judgments (in addition to those described above) that may not be realized and are inherently subject to significant business, economic and competitive uncertainties and contingencies related to factors, such as the profitability of the Zion project and related project cost management and nuclear decommissioning trust fund investment earnings performance; our inability to find a partner for the Zion project and access related restricted cash; our ability to obtain and comply with federal, state and local government permits and approvals; the politically sensitive environment in which we operate, the risks associated with radioactive materials and the public perception of those risks; the effects of environmental, health and safety laws and regulations governing, among other things, discharges to air and water, the handling, storage and disposal of hazardous or radioactive materials and wastes, the remediation of contamination associated with releases of hazardous substances and human health and safety; the availability and allocation of government funds to performance of existing government contracts in our industry and any future government contracts; our deferred tax assets for net operating loss carry-forwards and research and development tax credits; the continued operation of, and adequate capacity at, our Clive, Utah disposal facility; factors associated with our international operations; our ongoing business relationships with significant government and commercial customers; our license stewardship arrangement with Exelon; our ability to obtain the financial support, including letters of credit and bonding, necessary for us to win certain types of new work; industry performance; general business, economic, market and financial conditions; and the other factors listed in this presentation under the section entitled "Cautionary Statements," which are difficult to predict and most of which are beyond the control of Energy*Solutions*. These or other factors may cause the financial projections or the underlying assumptions and estimates to be inaccurate. Since the financial projections cover multiple years, such information by its nature becomes less reliable with each successive year. The financial projections also do not take into account any circumstances or events occurring after the date they were prepared. The inclusion of the financial projections and forecasts in this presentation shall not be deemed an admission or representation by Energy*Solutions* that such information is material. **The inclusion of the projections should not be regarded as an indication that Energy*Solutions* considered or now considers them to be a reliable prediction of future results and you should not rely on them as such.** Accordingly, there can be no assurance that the financial projections will be realized, and actual results may vary materially from those reflected in the projections. You should read the section entitled "Cautionary Statements" for additional information regarding the risks inherent in forward-looking information such as the financial projections.

Certain of the historical financial data and financial projections set forth herein may be considered non-U.S. GAAP financial measures. Non-U.S. GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with U.S. GAAP, and non-U.S. GAAP financial measures as used by Energy*Solutions* may not be comparable to similarly titled amounts used by other companies.

# A Compelling Transaction For Shareholders

ENERGYSOLUTIONS

1. **Compelling Valuation**: The transaction offers a substantial premium over recent stock price and trading multiple history, and compares very favorably to precedent transactions in the sector
2. **Extensive Review of Alternatives**: Energy*Solutions* and its Board explored a broad range of strategic alternatives for the business including asset sales and capital raises, and concluded that the transaction with Energy Capital Partners provides superior value to shareholders
3. **Diligent and Comprehensive Strategic Process**: Energy*Solutions* undertook a comprehensive process to evaluate potential partners for the business and received no superior actionable proposals
4. **Independent Committee and Advisors**: The Special Committee, and later Transactions Committee, each comprised of independent directors, reviewed all prospective alternatives and determined that the proposed merger was in the best interests of the shareholders. Goldman Sachs served as financial advisor and Skadden Arps served as legal counsel
5. **Certain Value in an Uncertain Environment**: The transaction provides a cash payment today beyond what could be expected under management's risk-adjusted go forward business plan, given the substantial macroeconomic and operational risks faced by the company as a standalone entity
6. **Resolution of Capital Structure Challenges**: The transaction resolves significant refinancing risk associated with debt repayment

5

6 Transaction Summary Floating fnotes Overview On January 7, 2013, EnergySolutions (“ES”) entered into a merger agreement to be acquired by affiliates of Energy Capital Partners II, LP (“Energy Capital” or “ECP”) Purchase price of $3.75 per share in cash Record date of February 28, 2013 Key terms: 30-day go-shop period, which concluded on February 7, 2013 Termination fee of $13.6 million after conclusion of go-shop period No financing conditions to closing Approvals Required Outstanding: Shareholder approval required at special meeting scheduled for April 26, 2013 Nuclear Regulatory Commission (“NRC”) and Utah approval of radiological license transfers Completed: Early termination of waiting period for Hart-Scott-Rodino United Kingdom Nuclear Decommissioning Authority has provided written consent All State notices and consents other than Utah Closing Expected 2Q or 3Q 2013

7 EnergySolutions Stock Has Significantly Underperformed Its Peer Group . . .  Source: Bloomberg as of January 4, 2013 1. Shaw announced an agreement to be acquired by CB&I on July 30, 2012. 1 5.2x 3.5x 5.0x 6.5x 8.0x 9.5x Jan - 2012 Apr - 2012 Jul - 2012 Oct - 2012 Jan - 2013 EV / NTM Adj. EBITDA EnergySolutions Fluor Jacobs URS Shaw Babcock & Wilcox Areva AMEC Clean Harbors US Ecology 7.6x 6.0x 7.8x 5.9x 6.5x 8.4x 6.4x 6.4x 7.2x (26.6)% 0% 40% 80% 120% 160% 200% 240% Nov - 2007 Feb - 2009 Jun - 2010 Sep - 2011 Jan - 2013 Indexed Price 41.6% (9.6)% 1.8% 107.7% (43.9)% (34.1)% 32.4% (85.0)% (81.8)%

8 . . . As Earnings Estimates Have Consistently Decreased Over Time. . . “. . . Visibility around ES’ near-term growth prospects remains limited, and the company’s somewhat-elevated debt burden could limit its strategic alternatives to drive growth” - Scott Levine – JPM (November 8, 2012) “As we have said in prior notes, we believe it is imperative to the Company’s equity to reduce debt as they are currently accruing interest at 8.7% and for the most part the interest expense is overshadowing the Company’s operating income” - Rob Young – Wm Smith (October 22, 2012) “We believe a major overhang on the capital structure for investors is the uncertainty surrounding the significant $311mm of restricted cash held as collateral against letters of credit associated with the Zion Project. . .  and other contractual obligations” - Andrew Casella – Imperial (November 29, 2012) Analyst Commentary Earnings Estimates Over Time Source: Wall Street Research, Bloomberg as of January 4, 2013 - $0.50 - $0.20 $0.10 $0.40 $0.70 $1.00 Jan - 2010 Oct - 2010 Jul - 2011 Apr - 2012 Jan - 2013 Yearly EPS Estimate (in USD) 2010 2011 2012 2013 2014 2010A ($0.41) 2011A ($0.24) 2012E $0.27 2013E $0.32 2014E $0.32 - $0.50 - $0.20 $0.10 $0.40 $0.70 $1.00 Jan - 2010 Oct - 2010 Jul - 2011 Apr - 2012 Jan - 2013 Yearly EPS Estimate (in USD) 2010 2011 2012 2013 2014 2010A ($0.41) 2011A ($0.24) 2012E $0.27 2013E $0.32 2014E $0.32

9 . . . And Investor Concerns Have Impacted Trading Multiples “We believe a discount multiple is appropriate, given a lack of visibility on near-term growth drivers and in recognition of current debt levels” - Scott Levine – JPM (November 8, 2012) “Our 6x multiple reflects a mid-cycle multiple to account for uncertainty on the timing of new project activity in the Government group, Zion estimates, and revenue mix” - Al Kaschalk – Wedbush (August 9, 2011) “Since no specific annual guidance on the Zion project has been provided, investor assumptions (and ours) in the early years of the project may prove to be aggressive and could move lower as management provides more visibility on the timing and amount of Zion’s contribution to consolidated earnings” - Charles Fishman – Pritchard (February 27, 2011) Analyst Concerns EV / NTM1 Adj. EBITDA Comparison Source: Wall Street Research, Bloomberg as of January 4, 2013 1. NTM refers to next twelve months. 2. Shaw announced an agreement to be acquired by CB&I on July 30, 2012. 2 5.2x 3.5x 5.0x 6.5x 8.0x 9.5x Jan - 2012 Apr - 2012 Jul - 2012 Oct - 2012 Jan - 2013 EV / NTM Adj. EBITDA EnergySolutions Fluor Jacobs URS Shaw Babcock & Wilcox Areva AMEC Clean Harbors US Ecology 7.6x 6.0x 7.8x 5.9x 6.5x 8.4x 6.4x 6.4x 7.2x 5.2x 3.5x 5.0x 6.5x 8.0x 9.5x Jan - 2012 Apr - 2012 Jul - 2012 Oct - 2012 Jan - 2013 EV / NTM Adj. EBITDA EnergySolutions Fluor Jacobs URS Shaw Babcock & Wilcox Areva AMEC Clean Harbors US Ecology 7.6x 6.0x 7.8x 5.9x 6.5x 8.4x 6.4x 6.4x 7.2x

10 Deal Multiple Reflects Strong Fundamental Valuation vs. Historical Trading Levels. . . Source: EnergySolutions Management; IBES estimates, Bloomberg as of January 4, 2013 1. Cash EBITDA calculated as Adj. EBITDA less non-cash asset retirement obligation gain related to the Zion project. NTM refers to next twelve months. 2. Adj. EBITDA based on EnergySolutions Management projections. NTM refers to next twelve months. 5.25x 5.75x 6.25x 6.75x 7.25x 7.75x 8.25x 8.75x Jan - 2012 Mar - 2012 May - 2012 Jul - 2012 Sep - 2012 Nov - 2012 Jan - 2013 ES NTM EV/EBITDA Multiples Daily from 04 - Jan - 2012 to 04 - Jan - 2013 52 - Wk Avg: 6.5x Deal Multiple (NTM Adj. EBITDA 2 ): 7.3x 180 - Day Avg: 6.4x 30 - Day Avg: 6.3x 90 - Day Avg: 6.4x Deal Multiple (NTM Cash EBITDA 1 ): 8.5x

11 . . . And vs. Peer Multiples Prior To Announcement Source: EnergySolutions Management; IBES estimates, Bloomberg as of January 4, 2013 1. Deal Adj. EBITDA multiple based on EnergySolutions Management Adj. EBITDA projections. 2. Cash EBITDA calculated as Adj. EBITDA less non-cash asset retirement obligation gain related to the Zion project. 3. Peer Median includes AMEC, Areva, Babcock & Wilcox, Clean Harbors, Fluor, Jacobs, URS, and US Ecology. Excludes Shaw, which announced an agreement to be acquired by CB&I on July 30, 2012. EV / 2012 EBITDA EV / 2013E EBITDA EV / 2014E EBITDA 6.1 x 7.0 x 8.1 x 6.1 x ES Trading Deal Adj. EBITDA¹ Deal Cash EBITDA² Peer Median³ 6.2 x 7.3 x 8.5 x 6.5 x ES Trading Deal Adj. EBITDA¹ Deal Cash EBITDA² Peer Median³ 7.3 x 7.9 x 10.0 x 8.3 x ES Trading Deal Adj. EBITDA¹ Deal cash EBITDA² Peer. Median³.

12 Transaction Represents A Substantial Premium For Shareholders Source: Bloomberg as of January 4, 2013 0 5,000 10,000 15,000 20,000 25,000 30,000 35,000 $1 $2 $3 $4 $5 $6 Jan - 2012 Apr - 2012 Jul - 2012 Sep - 2012 Dec - 2012 Daily Trading Volume (000) Closing Price (USD) Daily from 04 - Jan - 2012 to 04 - Jan - 2013 $ 3.44 18.6% 43.0% 23.5% 19.6% 52 - Wk Avg: $3.16 180 - Day Avg: $2.62 90 - Day Avg: $3.04 30 - Day Avg: $3.14 ECP Offer: $3.75

# Deal Multiple Compares Favorably To Precedent Transactions In E&C Sector

EnergySolutions

| Date Announced | Acquiror | Target | Transaction Value ($mm) | TV / LTM EBITDA | |
|---|---|---|---|---|---|
| 30-Jul-2012 | CB&I[1] | Shaw[1] | $ 1,910 | 7.0 x | |
| 20-Feb-2012 | URS | Flint Energy Services | 1,489 | 11.0 | |
| 12-Sep-2011 | Colfax | Charter International | 2,889 | 11.0 | |
| 11-Mar-2010 | Willbros Group | InfrastruX Group | 480 | 9.3 | |
| 13-Nov-2009 | Ernst Gohner Stiftung | Implenia | 195 | 4.2 | |
| 10-Jun-2009 | AMEC | GRD Limited | 140 | 8.8 | |
| 02-Apr-2008 | Perini | Tutor-Saliba | 862 | 12.9 | |
| 24-Aug-2007 | CB&I | Lummus Global | 950 | 10.8 | |
| 15-Jun-2007 | CH2M HILL | VECO | 380 | 5.2 | |
| 27-May-2007 | URS | Washington Group | 2,914 | 15.4 | |
| 07-Oct-2004 | Worley | Parsons E&C | 245 | 6.9 | |
| 01-May-2004 | Isolux-Wat | Corsan-Corviam | 431 | 11.1 | |
| 19-Dec-2002 | EMCOR | Consolidated Engineering | 178 | 5.9 | |
| 08-May-2002 | Saipem | Bouygues | 845 | 11.6 | |
| 17-Apr-2000 | Morrison Knudsen | Raytheon E&C | 510 | 4.0 | |
| 16-Feb-2000 | AMEC | AGRA | 435 | 6.6 | |
| 22-Dec-1999 | GPU | MYR Group | 227 | 9.5 | |
| **High** | | | **$ 2,914** | **15.4 x** | |
| **Low** | | | **140** | **4.0** | |
| **Mean** | | | **887** | **8.9** | |
| **Median** | | | **480** | **9.3** | |
| **07-Jan-2013** | **Energy Capital Partners** | **Energy*Solutions*** | **$ 1,067** | **7.9 x** | **Adj. EBITDA** |
| | | | | **10.0 x** | **Cash EBITDA[2]** |

Source: Public filings, news articles, Capital IQ and Wall Street research. Foreign exchange rates used to calculate deal size in USD are at date of deal announcement

1. CB&I acquisition of Shaw added post-proxy filing to reflect closing of the transaction on February 13, 2013.

2. Cash EBITDA calculated as Adj. EBITDA less non-cash asset retirement obligation gain related to the Zion project.

13

14 Deal Multiples Compared To CB&I Acquisition Of Shaw Source: EnergySolutions Management; Shaw definitive proxy statement filed November 19, 2012; CB&I August 2012 investor presentation 1. Shaw multiples based on management sensitivity case projections (per definitive proxy statement filed November 19, 2012), calendarized to December 31 year end. EV / CY2012 Adj. EBITDA EV / CY2013 Adj. EBITDA EV / CY2014 Adj. EBITDA 7.0 x 3.4 x ES Shaw¹ 7.9 x 6.3 x ES Shaw¹ 7.3 x 5.1 x ES Shaw¹

15 Transaction Is The Result Of A Thorough Analysis Of Alternatives Process Description Key Takeaways Detailed Review Of All Potential Alternatives Partnerships Asset sales (Government, Magnox/ESEU, Zion) Debt financing Equity issuance Whole company sale No Stone Left Unturned Extensive Strategic Review Process Two-year process, plus 30-day go-shop period, included discussions with 24 potential partners 15 strategics and 9 private equity companies No other actionable proposals 24 Parties Contacted Over 2 Years Detailed Financial Analysis Goldman Sachs served as financial advisor and Skadden Arps served as legal counsel Goldman Sachs conducted analyses including implied premium, implied multiples, illustrative discounted cash flow, present value of future share price, selected comparables, and selected transactions in order to evaluate the transaction $3.75 Represents Strong Value For ES Unanimous Conclusion Unanimous support of independent Transactions Committee and full Board of Directors, and recommendation to shareholders to vote for the transaction Superior Value For ES Shareholders

16 Review Process Was Overseen By Committee Of Independent Directors Independent Committee Members Special Committee, and later Transactions Committee, both comprised entirely of independent directors Transactions Committee members: Steven R. Rogel: Has served as Chairman of the Board at ES since February 2010 and previously held executive and board positions at Weyerhauser Company and Willamette Industries J. Barnie Beasley Jr.: Has served on the Board at ES since October 2008 after retiring as Chairman, President and CEO of Southern Nuclear Operating Co.; prior to Southern Nuclear, spent 27 years in various roles with Georgia Power Company J.I. “Chip” Everest II: Served as Executive Vice President and CFO at ES from 2005 until July 2007, and thereafter has served on the Board at ES; previously held management roles at companies in related industries, such as USPCI, ISG Resources, and Headwaters Incorporated Robert A. Whitman: Has served on the Board at ES since July 2008; also serves as Chairman of the board of directors and CEO of Franklin Covey Co. David B. Winder: Has served on the Board at ES since the IPO in November 2007; previously spent 34 years in various roles with KPMG and later served as Executive Director of the Department of Community and Economic Development for the State of Utah Extensive Review The Board and independent Committees met over 25 times during the two-year process plus 30-day go-shop period Goldman Sachs served as financial advisor Skadden Arps served as legal counsel Deal Structure 30-day go-shop period, which concluded on February 7, 2013 Termination fee of $13.6 million after conclusion of go-shop period

17 Macro And Company Challenges Create Substantial Risks For Standalone Entity Leveraged balance sheet limiting opportunity for future large decommissioning projects and negatively impacting competitive positioning Significant refinancing risk presented by debt repayments starting 2015 Zion decommissioning project capital structure requirements adversely affect balance sheet and create drag on cash flows for EnergySolutions Department of Energy (DOE) and Department of Defense (DOD) budget cuts have negatively impacted financial results and sequestration may cut budgets further Highly competitive Magnox re-bid process will result in loss of significant portion of Cash EBITDA1 Floating fnotes 1. Cash EBITDA calculated as Adj. EBITDA less non-cash asset retirement obligation gain related to the Zion project.

# Significant Ongoing Operational Headwinds

EnergySolutions

## Magnox Rebid

- Single most important driver of cash flow; represents over a third of 2012 Cash EBITDA[1]
- Teaming partner may consider other alternatives if merger is not consummated
- Current contract expires in 2014
- Total of 4 consortiums have formed to compete for Magnox contract
- Teaming partner will have 60% share if re-bid is won, resulting in sharp revenue decline due to de-consolidation

## Government Group

- Defense budget issues have negatively impacted Energy*Solutions*' historical financial results and near-term visibility on Government LP&D work
- Sequestration budget cuts likely to persist through 2013 and will continue to have timing impacts thereafter

## Zion: $970mm 10-Year Fixed Price Project

- 5-10% margin guidance assumes strong NDT[2] performance and no additional cost overruns
  - A significant drop in NDT[2] earnings combined with a reduction of operating earnings would negatively impact debt covenants
- First re-budget (January 2012) resulted in budget increase and reduction in forecasted profits; incurred $95mm Asset Retirement Obligation ("ARO") adjustment
- Comparable projects significantly over budget (Connecticut and Maine Yankee decommissioning projects)
- Credit waterfall requires ES to exhaust company assets prior to accessing $200 million letter of credit backstop

1. Cash EBITDA calculated as Adj. EBITDA less non-cash asset retirement obligation gain related to the Zion project.
2. Nuclear decommissioning trust.

18

Challenging Capital Structure Ahead B3 7/15/10 Caa1 10/31/11 Caa2 6/12/12 Interest Coverage Covenant Calculations 19 Moody’s Rating on ES Unsecured Notes 1. Debt outstanding as of December 31, 2012. 2. Nuclear decommissioning trust. 4.3 x 6.0 x 3.8 x 3.1 x 2.6 x 2.0 x 0.0 x 1.0 x 2.0 x 3.0 x 4.0 x 5.0 x 6.0 x 7.0 x 2008A 2009A 2010A 2011A 2012A Actual Interest Coverage Minimum Required Interest Coverage Covenant Energy Solutions has $827 million of debt outstanding¹ - first tranche due 2015 Term Loan and Senior Notes trading at a substantial discount to par immediately prior to ECP announcemnt Corporate credit rating downgraded by S&P from BB- to B in June 12 Corporate credit rating downgraded by Moody’s from B3 to Caa1 in October 2012 Interest coverage has continued to decline while deleveraging has been minimal As NDT² Fund is consumed for decommissioning work, NDT² fund earnings drop, negatively impacting covenant calculations

# Management's Risk-Adjusted Plan Generates Limited Free Cash Flow

ENERGYSOLUTIONS

## Revenue[1]



$ 1,796
$ 1,802
$ 685
$ 691
$ 683
2013E 2014E 2015E 2016E 2017E

## Adjusted EBITDA[2]

Adj. EBITDA includes non-cash gains related to ARO accounting for Zion under GAAP



$ 146
$ 153
$ 157
$ 155
$ 161
21
21
11
4
125
132
145
152
161
2013E 2014E 2015E 2016E 2017E

## Unlevered Free Cash Flow

Levered free cash flow (after interest expense) of ~$9.7mm and ~$0.1mm in 2013E and 2014E



$ 49
$ 38
$ 91
$ 77
$ 89
2013E 2014E 2015E 2016E 2017E

## Key Assumptions[3]

- 50% probability of success of Magnox re-bid
- 50% reduction in Zion project total project profitability (inclusive of disposal business at Clive)
- Certain international business development efforts not successful

1. Significant decrease in revenue beginning in 2015E is primarily due to de-consolidation of Magnox revenue (assumes ES share of re-bid is 40%).
2. Adjusted EBITDA calculated as reported EBITDA plus restructuring charges, equity-based compensation and accretion, less NDT fund earnings. Light blue shaded portions represent non-cash asset retirement obligation gains related to the Zion project.
3. Please refer to the proxy statement (filed February 28, 2013) for additional information regarding the basis and for the specific and limited context of the assumptions and financial projections.

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# No Actionable Alternative To Raise Capital While Facing Growing Cash Need

ENERGYSOLUTIONS

| Alternatives | Considerations |
| --- | --- |
| Restricted Cash | ▪ $200 million cash collateralized LC requirement associated with Zion remains in place throughout the project (2020)<br>▪ Facilities letters of credit of $110 million associated with the Clive facility are required for decommissioning<br>▪ Additional cash-collateralized letters of credit have been, and would continue to be, required to grow revenues under current capital structure |
| Debt | ▪ Significant challenges to raise additional debt given covenant and cash flow constraints<br>▪ Refinancing would be prohibitively expensive and would require significant reduction in total leverage levels |
| Equity | ▪ Equity issuance costly and dilutive to existing ES shareholders<br>  ▪ $200mm equity issuance would have required ES to issue potentially over 100% of basic shares outstanding[1]<br>▪ Material execution risk |
| Asset Sales | ▪ Asset sale processes have failed:<br>  ▪ Government: Contacted 16 potential partners<br>  ▪ Magnox / ESEU: Contacted 8 potential partners<br>  ▪ Zion: Contacted 5 potential partners |
| Sale of Company | ▪ On February 15, 2013, term loan holders approved post-transaction de-leveraging of business<br>▪ Risk of losing access to capital markets without transaction |

1. Based on the avg. closing prices of ES stock over the 30 days, 90 days, 180 days, and 52 weeks ended January 4, 2013, the avg. discount of ~34% for all US rights offerings of at least $50mm by public non-financial companies over the last 10 years, and ES basic shares outstanding as of December 31, 2012. Rights offerings which represented over 50% of market capitalization had an average discount of ~51%.

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22 Analysts Recognize The Value Of The Deal Given The Company’s Challenges “In the end, the sale is acknowledgement that ES would struggle to overcome the high financing costs as well as balance sheet risk and such leverage would continue to suffocate the business preventing it from taking on disposal risk related to its strategic landfill in Clive, Utah” - Al Kaschalk – Wedbush (January 7, 2013) “No shortage of interested parties . . . . . But very few takers and Zion the likely culprit. We expect shareholders to grudgingly approve the deal (and lower our PT to $3.75) given the likelihood of a share price decline if the deal fails. If the deal is declined, there would be significant uncertainty on management/board and the company would likely need equity” - Dan Mannes – Avondale (February 11, 2013) “ . . . We believe the valuation is fair given that the company is being sold in its entirety and given where the stock has been over the past six months” - Alex Rygiel – FBR (January 7, 2013)

# A Compelling Transaction For Shareholders

ENERGYSOLUTIONS

1. **Compelling Valuation**: The transaction offers a substantial premium over recent stock price and trading multiple history, and compares very favorably to precedent transactions in the sector
2. **Extensive Review of Alternatives**: Energy*Solutions* and its Board explored a broad range of strategic alternatives for the business including asset sales and capital raises, and concluded that the transaction with Energy Capital Partners provides superior value to shareholders
3. **Diligent and Comprehensive Strategic Process**: Energy*Solutions* undertook a comprehensive process to evaluate potential partners for the business and received no superior actionable proposals
4. **Independent Committee and Advisors**: The Special Committee, and later Transactions Committee, each comprised of independent directors, reviewed all prospective alternatives and determined that the proposed merger was in the best interests of the shareholders. Goldman Sachs served as financial advisor and Skadden Arps served as legal counsel
5. **Certain Value in an Uncertain Environment**: The transaction provides a cash payment today beyond what could be expected under management's risk-adjusted go forward business plan, given the substantial macroeconomic and operational risks faced by the company as a standalone entity
6. **Resolution of Capital Structure Challenges**: The transaction resolves significant refinancing risk associated with debt repayment

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Q&A